SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 19, 2000


                             THE VALSPAR CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-3011                  36-2443580
--------------------------------  -----------------------  ---------------------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
        incorporation)                   Number)             Identification No.)



1101 THIRD STREET SOUTH, MINNEAPOLIS, MINNESOTA                    55415
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:             612/332-7371


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On April 19, 2000, the Board of Directors of The Valspar Corporation (the "Company"), declared a dividend of one common share purchase right (a "Right") for each outstanding common share, $.50 par value (a "Common Share"), of the Company. The dividend is payable to shareholders of record on May 11, 2000 (the "Record Date").

         Each Right entitles the registered holder to purchase from the Company one Common Share at a price of $140.00 per share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, dated as of May 1, 2000 (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

         Initially, the Rights will be evidenced by the certificates representing Common Shares then outstanding, and no separate Right Certificates will be distributed. The Rights will separate from the Common Shares, and a distribution date (a "Distribution Date") for the Rights will occur, upon the earlier of: (i) the 10th day following the first date of public announcement that a person or group of affiliated or associated persons has become an "Acquiring Person" (I.E., has become, subject to certain exceptions, the beneficial owner of 15% or more of the outstanding Common Shares (other than as a result of a Permitted Offer)) and (ii) the 10th day following the commencement or public announcement of a tender offer or exchange offer, the consummation of which would result in a person or group of affiliated or associated persons becoming an Acquiring Person.

         A "Permitted Offer" is a tender offer or an exchange offer for all outstanding Common Shares determined by the Board of Directors of the Company, after receiving such advice as it deems necessary and giving due consideration to all relevant factors, to be in the best interests of the Company and its shareholders.

         Until the Distribution Date, (i) the Rights will be evidenced by the Common Share certificates, together with a copy of this Summary of Rights, and will be transferred with and only with the Common Shares, (ii) new Common Share certificates issued after the Record Date upon transfer or new issuance of the Common Shares will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any Common Share certificate, even without such notation or a copy of this Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

         As promptly as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on May 11, 2010, unless extended or earlier redeemed or exchanged by the Company as described below. No fraction of a Common Share will be issued and, in lieu thereof, an adjustment in cash will be made based on the closing price on the last trading date prior to the date of exercise.

         The Purchase Price payable and the number of Common Shares issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights, options or warrants to subscribe for or purchase Common Shares or convertible securities at less than the then current market price of the Common Shares, or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding quarterly cash dividends or dividends payable in Common Shares) or of subscription rights or warrants (other than those described in clause (ii) of this paragraph). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price.

         In the event any person becomes an Acquiring Person, each holder of a Right (other than the Acquiring Person) shall thereafter have a right to receive, upon exercise thereof at the then current aggregate exercise price, Common Shares having a current aggregate market price equal to twice the current aggregate exercise price. In the event that at any time after there is an Acquiring Person the Company is acquired in certain mergers or other business combination transactions or 50% or more of the assets or earning power of the Company and its subsidiaries (taken as a whole) are sold, holders of the Rights (other than the Acquiring Person) will thereafter have the right to receive, upon exercise thereof at the then current aggregate exercise price, such number of common shares of the acquiring company (or, in certain cases, one of its affiliates) having a current aggregate market price equal to twice the current aggregate exercise price.

         At any time after a person becomes an Acquiring Person (subject to certain exceptions), and prior to the acquisition by a Person of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange all or part of the Rights for Common Shares at an exchange ratio of one Common Share per Right, subject to adjustment.

         At any time before a person has become an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, subject to adjustment. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including without limitation, the right to vote or to receive dividends.

         This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

                  Number    Description
                  ------    -----------

                   99.1     Press Release dated April 19, 2000

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       THE VALSPAR CORPORATION



                                        /s/ Rolf Engh
                                       -----------------------------------------
                                        Rolf Engh
                                        Secretary


Date: May 3, 2000

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                                  EXHIBIT INDEX

Number    Description
------    -----------

 99.1     Press Release dated April 19, 2000